                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
               -------------------------------------------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                 April 2, 2001
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                            EARTHWATCH INCORPORATED
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
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                (State or other jurisdiction of Incorporation)


           333-39202                                      31-1420852
           ---------                                      ----------
          (Commission                                   (IRS Employer
          File Number)                               Identification No.)


    1900 Pike Road, Longmont, Colorado                       80501
    -----------------------------------                      -----
    (Address of principal executive offices)               (Zip code)


                                (303) 682-3800
                                --------------
             (Registrant's telephone number, including area code)
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Item 5.  Other Events.

     On February 28, 2001, pursuant to an Offer to Purchase for Cash, we made an offer to purchase all of our outstanding 13% Senior Discount Notes due 2007 and 12 1/2% Senior Notes due 2005 at their accreted value on the date of purchase with the approximately $265 million of insurance proceeds relating to the loss of our QuickBird 1 satellite in November 2000. The Offer expired on April 2, 2001, and we repurchased all outstanding 12 1/2% notes and $127.3 million in principal amount at maturity of outstanding 13% notes on April 3, 2001.

     In connection with the Offer, we entered into a Recapitalization Agreement and Consent dated as of April 2, 2001, attached hereto as Exhibit 2.2, with certain holders of our 13% notes. Pursuant to the Recapitalization Agreement, certain of the holders of 13% notes agreed to refrain from tendering their notes in the Offer, thus allowing us to have the use of the funds that would otherwise be used to repurchase their notes.

     On April 3, 2001, pursuant to the Recapitalization Agreement, we entered into:

          . a Notes Registration Rights Agreement, attached hereto as Exhibit 4.10, which provides certain registration rights to Morgan Stanley & Co. and other holders of the 13% notes that purchase notes from Morgan Stanley;

          . a Series C Preferred Registration Rights Agreement, attached hereto as Exhibit 4.11, which provides certain registration rights with respect to shares of our common stock issuable upon conversion of the shares Series C preferred stock to be issued pursuant to the Recapitalization Agreement; and

          . a Pledge Agreement, attached hereto as Exhibit 4.12, with The Bank of New York, as trustee and as securities intermediary, pursuant to which we agreed to pledge to the trustee, for the benefit of the holders of the 13% notes, United States government securities in an amount equal to the aggregate accreted value of all outstanding 13% notes on August 1, 2001.

     On April 16, 2001, pursuant to the Recapitalization Agreement, we entered into the First Supplemental Indenture to the Indenture, attached hereto as
Exhibit 4.13, which governs our 13% notes and requires us, among other things, to (a) obtain launch and in-orbit operations insurance in respect of our anticipated QuickBird 2 satellite and (b) make an offer to repurchase the 13% notes at their accreted value on the date of repurchase (I) in the event all of the contemplated transactions are not completed by June 15, 2001 and to consummate the offer to repurchase no later than August 1, 2001, and (II) within 30 days of receipt by the collateral trustee of any proceeds under the QuickBird 2 insurance policy and to consummate such offer to repurchase no later than 60 days after the commencement of the offer.

     In the Recapitalization Agreement, we also agreed, that we would, among other things, by no later than June 15, 2001:

          . obtain at least $9 million of vendor financing from Ball Aerospace & Technologies Corp.;

          . amend our certificate of incorporation to (a) require that we purchase, at each holder's option, that holder's shares of our Series A and B preferred stock, if an insurable event occurs under the QuickBird 2 insurance policy, (b) increase the number of authorized shares of our common stock and each series of our preferred stock, and (c) extend the time period by one year during which holders of our preferred stock may convert their shares into shares of our common stock;

          . issue 10,843,297 additional shares of our Series C preferred stock to the holders of 13% notes that signed the Recapitalization Agreement;

          . purchase QuickBird 2 insurance in an amount no less than $155 million; and

          . pledge the QuickBird 2 insurance in favor of The Bank of New York, as collateral agent for (a) the holders of the 13% notes and for Ball Aerospace, and (b) the holders of our Series A preferred stock and Series B preferred stock.

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     We cannot assure you that the contemplated transactions will be completed.
If we do not, among other things, consummate the transactions required to be consummated by April 25, 2001 or June 15, 2001, we must commence on the next business day and complete within 20 business days thereafter an offer to purchase all of the then-outstanding 13% notes for a purchase price equal to their accreted value as of the date of purchase.

     The foregoing description is qualified in its entirety by the terms and conditions of the Recapitalization Agreement, the Notes Registration Rights Agreement, the Series C Preferred Registration Rights Agreement and the Pledge Agreement, in each case including the exhibits and schedules thereto, each of which agreements is filed as an exhibit to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

     Exhibit No.         Description
     -----------         -----------

     2.2 Recapitalization Agreement and Consent dated as of April 2, 2001 by and among EarthWatch Incorporated, Morgan Stanley & Co. Incorporated, Post Balanced Fund, Post High Yield LP, Post Total Return Fund, Opportunity Fund, Dickstein & Co., L.P., Dickstein International Limited, Hitachi Software Engineering Co., Ltd., Sun America High Income Fund and Sun America Series Trust High Yield Portfolio.
     4.10 Notes Registration Rights Agreement dated as of April 3, 2001 by and among EarthWatch Incorporated, The Bank of New York and Morgan Stanley & Co. Incorporated.
     4.11 Series C Preferred Registration Rights Agreement dated as of April 3, 2001 by and among EarthWatch Incorporated, Morgan Stanley & Co. Incorporated, Post Balanced Fund, Post High Yield LP, Post Total Return Fund, Opportunity Fund, Dickstein & Co., L.P., Dickstein International Limited, Sun America High Income Fund, Sun America Series Trust High Yield Portfolio, Hitachi Software Engineering Co., Ltd. and Ball Technologies Holdings Corp.
     4.12 Pledge Agreement dated as of April 3, 2001 by and among EarthWatch Incorporated, The Bank of New York, as trustee, and The Bank of New York, as securities intermediary.
     4.13 First Supplemental Indenture to the Indenture dated as of April 16, 2001 by and between EarthWatch Incorporated and The Bank of New York, as trustee.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EARTHWATCH INCORPORATED



Dated:April 20, 2001            By: /s/ Henry E. Dubois
                                    ---------------------------
                                    Henry E. Dubois
                                    Chief Operating Officer,
                                    Chief Financial Officer,
                                    Executive Vice President
                                    (Principal Financial and Accounting Officer)

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                   EXHIBIT INDEX
                   -------------

     Exhibit No.         Description
     -----------         -----------

     2.2 Recapitalization Agreement and Consent dated as of April 2, 2001 by and among EarthWatch Incorporated, Morgan Stanley & Co. Incorporated, Post Balanced Fund, Post High Yield LP, Post Total Return Fund, Opportunity Fund, Dickstein & Co., L.P., Dickstein International Limited, Hitachi Software Engineering Co., Ltd., Sun America High Income Fund and Sun America Series Trust High Yield Portfolio.
     4.10 Notes Registration Rights Agreement dated as of April 3, 2001 by and among EarthWatch Incorporated, The Bank of New York and Morgan Stanley & Co. Incorporated.
     4.11 Series C Preferred Registration Rights Agreement dated as of April 3, 2001 by and among EarthWatch Incorporated, Morgan Stanley & Co. Incorporated, Post Balanced Fund, Post High Yield LP, Post Total Return Fund, Opportunity Fund, Dickstein & Co., L.P., Dickstein International Limited, Sun America High Income Fund, Sun America Series Trust High Yield Portfolio, Hitachi Software Engineering Co., Ltd. and Ball Technologies Holdings Corp.
     4.12 Pledge Agreement dated as of April 3, 2001 by and among EarthWatch Incorporated, The Bank of New York, as trustee, and The Bank of New York, as securities intermediary.
     4.13 First Supplemental Indenture to the Indenture dated as of April 16, 2001 by and between EarthWatch Incorporated and The Bank of New York, as trustee.